UPDATING SUMMARY PROSPECTUS SUPPLEMENT

November 2, 2021

for

THE GUARDIAN INVESTOR PROFREEDOM VARIABLE ANNUITY (B Share)

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Updating Summary Prospectus dated May 1, 2021, as amended on September 15, 2021 and October 6, 2021 for The Guardian Investor ProFreedom Variable Annuity (B Share), variable annuity contracts (the “Contracts”) issued through The Guardian Separate Account R (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in the Updating Summary Prospectus.

Previously you were notified that the Delaware Ivy Global Bond Fund (the “Portfolio”) would be liquidated on or about November 15, 2021 (the “Liquidation”). The Board of Directors of Ivy Variable Insurance Portfolios has decided to postpone the Liquidation until further notice. The Portfolio will remain available for purchase after November 15, 2021 and until further notice.

Therefore, footnote (6) of Appendix A regarding the Portfolio is deleted in its entirety.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE